EXHIBIT 10(u)




                                      LEASE


                  THIS  LEASE,  made  this  8th  day of  November, 1996,  by and between AETNA REAL ESTATE ASSOCIATES, L.P., a Delaware limited partnership, ("LANDLORD") C/O Allegis Realty Investors LLC, 242 Trumbull Street, Hartford, CT, 06103, and NATIONAL TRANSACTION NETWORK, INC., a Delaware corporation, ("Tenant").

                                   WITNESSETH:

                  That Landlord,  for and in  consideration of the rents and all other charges and payments hereinafter reserved and payable by Tenant, and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises described below ("Premises"), subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated.

                  1. TERMS.  Landlord and Tenant agree to the following,  unless otherwise specifically modified by provisions of this Lease:

                  1.1 Premises. The Premises demised by this Lease consist of approximately 17,436 rentable square feet on the first (1st) floor of the 2-Story Building (hereinafter defined) and are part of that certain real property upon which is constructed a certain building (the "Building") consisting of two parts: a two story portion of which the Premises demised hereby is a part, containing approximately thirty-five thousand four hundred ninety three (35,493) rentable square feet (the "2 Story Building") commonly known as 117 Flanders Road, in the Town of Westborough, County of Worcester, Massachusetts; and a second one story portion (the "1 Story Building") which adjoins the 2 Story portion of the Building. The location and dimensions of the Premises are shown on EXHIBIT A. The total rentable square feet in the Building is approximately fifty thousand six hundred seventy-five (50,675), 15,182 rentable square feet of which is the 1 Story Building. No easement for light or air is incorporated in the Premises. The land upon which the Building sits, the Building and the Common Areas are sometimes collectively referred to as the "Property".

                  1.1.1 Appurtenant  Rights and  Reservations.  (a) Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use, in common with others, the common walkways necessary for access to the Building; parking spaces in the Building parking lot as set forth in Section 45 hereof; and the common toilets, corridors and wash room facilities on Tenant's floor and any other common area provided by Landlord on such floor; Building entrances; the ground floor lobby, passenger and freight elevators; and loading docks serving the Building








              ("Common Areas"); but such rights shall always be subject to Landlord rights to modify the size and location of such facilities and to reasonable rules and regulations from time to time established by Landlord for the proper and efficient operation of the Building pursuant to Section 47.

                           (b) Excepted  and excluded  from the Premises are the
              ceiling, floor, perimeter walls and exterior windows (except the inner surfaces of each thereto), and any space in the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, janitorial closets, sinks or other Building facilities. Landlord shall have the right to place in the Premises (but in such manner as to reduce to a minimum any interference with Tenant's use of the Premises) utility lines, equipment, stacks, pipes, conduits, ducts and the like, provided that any such installation shall be boxed and decorated in a manner consistent to the remainder of the area in which it is located, and provided installations shall not materially interfere with Tenant's use of the Premises for the ordinary conduct of its business. To the extent reasonably practicable, any such installation shall be located above hung ceilings, beneath the floor or behind walls.

                  1.2  Lease Term:

                           Five (5) years plus any  portion of a calendar  month
              as may be included at the beginning of the Term.

                  1.3 Rent.  The  basic  rent  ("Rent")  shall  commence  on the
              Commencement Date and is as follows:

                  a)       Month 1-24 $108,975 annually or $9,081.25 per month;

                  b)       Month 25-48 $113,334 annually or $9,444.50 per month;

                  c)       Month 49-60 $117,693 annually or $9,807.75 per month.

                In addition to the Rent,  Tenant shall pay the  Additional  Rent described in Article 10 and Article 17.

                  1.4  Notices and Payments Addresses:

                           If to Landlord:

                           Aetna Real Estate Associates, L.P.
                           c/o Trammell Crow NE, Inc.
                           745 Atlantic Avenue
                           Boston, MA  02111
                           Attn: Property Management




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                           With a required copy to:

                           Kassler & Feuer, P.C.
                           101 Arch Street, 18th Floor
                           Boston, MA  02110
                           Attn: James D. Sperling, Esq.

                           If to Tenant:

                           National Transaction Network, Inc.
                           117 Flanders Road
                           Westborough, MA  01581
                           Attn: Vice President, Finance

                           With a required copy to:

                           Testa, Hurwitz & Thibeault, LLP
                           High Street Tower
                           125 High Street
                           Boston, MA  02110
                           Attn: Real Estate Department

                  1.5 Tenant's  Proportionate Share. The Tenant's  Proportionate
              Share of the 2-Story Building is 49.13%; Tenant's Proportionate Share of the entire Building is 34.41%. Expenses allocable to the 2-Story Building exclusively will be allocated on the basis of the 2-Story Building Tenant Proportionate Share; expenses incurred on the basis of the Building will be allocated on the basis of the Tenant Proportionate Share for the Building.

                  2.   COMMENCEMENT AND EXPIRATION DATES.

                  2.1 Lease Term. The term of this Lease shall be as set forth in Section 1.2.

                  2.2  Commencement Date.

                  2.2.1 The Commencement  Date shall be upon Tenant's  occupancy of the Premises for the purpose of conducting its business operations but not later than 60 days after the execution date of this Lease, provided that Landlord's Work has been substantially completed.

                  2.3 Delivery of Possession.  Should Landlord tender possession of the Premises to Tenant prior to the date specified as the Lease Commencement Date, and Tenant elects to accept such prior tender, such prior occupancy shall be subject to all the terms, covenants and conditions of this Lease, including the payment of Rent and Additional Rent; provided, however that, if the Landlord, in its sole discretion, considers the Premises to be in suitable condition for entry by Tenant, Tenant may enter the Premises prior to the Commencement Date without the payment of Rent


                                        3





              and Additional Rent (except for electricity costs specifically incurred due to Tenant's activities in the Premises, which costs will be charged to Tenant) for purposes of tenant fit-up, phone and computer installation, and the like, and for no other purposes. The Commencement Date shall be deemed to commence immediately at such time as Tenant shall use the Premises for the operation of Tenant's business.

                  2.4 Tenant's  Option to Extend.  Provided that, at the time of such  exercise,  this  Lease  is still in full  force  and  effect without default by Tenant beyond applicable grace periods and Tenant occupies at least seventy-five percent (75%) of the Premises Rentable Area for its own business purposes, Tenant shall have the right and option (the "Extension Option") to extend the Term of this Lease for one (1) extended term of five (5) years (the "Extended Term") (or such shorter period as Landlord and Tenant shall mutually agree). The Extended Term shall commence on the day immediately succeeding the expiration date of the Initial Term and shall end on the day immediately preceding the fifth anniversary of the first day of such Extended Term. Tenant shall exercise its Extension Option for the Extended Term by giving written notice to Landlord of its desire to do so not later than twelve (12) months prior to the expiration date of the Initial Term. The giving of such notice by Tenant shall automatically extend the Term of this Lease for the applicable Extended Term, and no instrument of renewal need be executed. In the event that Tenant fails to give such notice to Landlord this Lease shall automatically terminate at the end of the Initial Term and Tenant shall have no further option to extend the Term of this Lease. The Extended Term shall be on all the terms and conditions of this Lease, except (i) during any Extended Term, the extension provisions of this Section shall not be effective, and (ii) the Base Rent for the Extended Term shall be the prevailing base rental rate projected to the time of commencement of the Extended Term for comparable space in the Building or comparable space in the market, but in any event not less than the Base Rent in effect immediately prior to the Extended Term. Landlord and Tenant shall attempt to agree upon the applicable Base Rent but, if agreement is not reached by that date which is eleven (11) months prior to the commencement date of the Extended Term, either Landlord or Tenant may elect to follow the Appraisal Process for determination of such Base Rent. The Appraisal Process shall be a determination of the market rate by three (3) appraisers, one selected by the Landlord, one by the Tenant and the third by the two appraisers so selected, each of whom shall have had at least ten (10) years experience in appraising commercial real estate in the Route 495/Route 9 Area. Each appraiser shall independently determine the projected market rate of the Premises as of the commencement date of the Extended Term, taking into account all of the terms and conditions of this Lease. The market rate of the Premises shall be deemed to be the appraisal, if any, which is the average of the other two, or, if there is no such appraisal, the average of the two appraisals


                                        4




              arithmetically closest in amount. The cost of the third appraiser shall be borne equally by the Landlord and Tenant, and the cost of each of the other two appraisers shall be borne by the party selecting them. Upon determination of the Base Rent for the Extended Term pursuant to the foregoing, the parties agree to execute an amendment to the Lease acknowledging the same.

                  3. PAYMENT OF RENT. Tenant shall pay Landlord the Rent and Additional Rent (as defined in Article 10, Article 17, and elsewhere in this Lease) and any other payments due under this Lease without prior notice, deduction or offset, in lawful money of the United Sates in advance on or before the first day of each month, except that the first month's Rent shall be paid upon the execution hereof, at the address noted in Section 1.4, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and other amounts due under this Lease for any partial month at the beginning or end of the Lease term shall be prorated.

                  4.   [INTENTIONALLY DELETED].

                  5. SECURITY DEPOSIT. As security for its full and faithful performance of this Lease, Tenant shall pay Landlord a security deposit of Nine Thousand Three Hundred Seventy One and 85/100 Dollars ($9,371.85) upon execution of this Lease. If Tenant defaults with respect to any covenant or condition of this Lease, including but not limited to the payment of Rent, Additional Rent or any other payment due under this Lease, Landlord may apply all or any part of the security deposit to the payment of any sum in default or any other sum which Landlord may be required or deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, upon demand, deposit with Landlord the amount so applied to replenish the security deposit within ten (10) days of Landlord's demand therefor. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, (or if otherwise, promptly following determination of Tenant's liability for such failures to comply), the amount of the security deposit or any remaining balance thereof, then held by Landlord shall be repaid to Tenant within thirty (30) days after the expiration or sooner termination of this Lease. Landlord may, in the event the security deposit is depleted, at Landlord's election, apply any Rent or Additional Rent prepaid by Tenant to replenish the deposit. Landlord shall not be required to keep this security deposit separate from its other funds unless required by law, and Tenant shall not be entitled to interest on such deposit. As additional security for Tenant improvement dollars spent by Landlord, and as a precondition to this Lease becoming effective, Tenant shall provide to Landlord on the date of execution of this Lease, a clean, irrevocable letter of credit as security for the performance of the obligations of Tenant hereunder, subject to the terms and conditions set forth in this Section 5, in an amount equal to Twenty Six Thousand One Hundred Fifty Four and 00/100 Dollars


                                        5





              ($26,154.00) ("Initial Amount"). Because the exact amount of the Tenant improvement dollars to be spent by Landlord has not been determined as of the execution of this Lease, upon such determination, Tenant may, at Tenant's sole cost, replace the existing Letter of Credit with a Letter of Credit otherwise meeting the requirements hereof in an amount based on the actual initial amount ($3.00 per square foot x 50%). Any letter of credit delivered hereunder shall be issued in favor of Landlord by a Massachusetts bank (and otherwise be in form and substance) acceptable to Landlord. For so long as no default beyond applicable notice and grace periods, if any, has occurred under the Lease (and no event has occurred or condition exists which with notice and/or the passage of time would give rise to such a default), on each anniversary of the delivery of the initial letter of credit Tenant may replace the then existing letter of credit with a new letter of credit in substantially the same form in accordance with the following schedule:


                           Replacement Date                       Amount

                           First Anniversary                60% x Initial Amount
                           Second Anniversary               30% x Initial Amount
                           Third Anniversary                Zero

                           It shall  constitute an immediate event of default if
              (i) Landlord shall not have at all required times a valid letter of credit in the form and amounts set forth above or (ii) if less than five (5) Business Days remain before any letter of credit held by Landlord expires. If Tenant shall fail to perform any of its obligations under the Lease beyond applicable notice and grace periods, if any, Landlord may, but shall not be obliged to, draw the entire amount of the letter of credit and apply the amount necessary to cure the default. The balance shall be held by Landlord as a security deposit for the performance of Tenant's remaining obligations hereunder, and Tenant shall be obligated upon demand to restore the cash security deposit from time to time to the amount of the letter of credit required hereunder prior to the original default by Tenant. Any cash security deposit hereunder may be mingled with other funds of Landlord and no fiduciary relationship shall be created with respect to such deposit, nor shall Landlord be liable to pay Tenant any interest thereon. Within thirty (30) days after the expiration of the third year of the Term, the letter of credit, to the extent not drawn or applied, shall be returned to Tenant, without interest.

                  6.   USES.

                  6.1 Permitted Uses. The Premises are to be used only for first-class office uses and storing, warehousing, and distribution of electronic payment systems and software, and ancillary uses related thereto ("Permitted Uses") and for no other business or


                                        6





              purpose without the prior written consent of Landlord. Tenant agrees not to overload the floors of the Building. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. In the event of a breach of this covenant, Tenant shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of the occupancy of any adjacent property. Tenant, at its expense, shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein. Tenant shall be exclusively responsible for determining that its use of the Premises complies with applicable zoning and other laws.

                  6.2   Hazardous Materials.

                  6.2.1 As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, and any federal agencies that have overlapping jurisdiction with such state agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

                  6.2.2 Tenant agrees not to introduce  any  Hazardous  Material in, on or adjacent to the Premises without complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use or disposal, and clean-up of Hazardous Materials, including, but not limited to, the obtaining of proper permits.

                  6.2.3 Tenant shall immediately notify Landlord of any inquiry, test, investigation, or enforcement proceeding by or against Landlord or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, shall have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve, and appeal, at Tenant's expense, any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority which Hazardous Material has been introduced in, on or near to the Building by Tenant or those claiming by or through Tenant.

                  6.2.4 If Tenant's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises results in any


                                        7





              contamination of the Premises,  the soil or surface or groundwater
              (i) requiring remediation under federal, state or local statutes, ordinances, regulations or policies, or (ii) at levels which are unacceptable to Landlord, in Landlord's reasonable judgment, Tenant agrees to clean-up the contamination. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs, fees, including attorneys' fees and costs, arising out of or in connection with any clean-up work, inquiry or enforcement proceeding in connection therewith, and any Hazardous Materials currently or hereafter used, stored or disposed of by Tenant or its agents, employees, contractors or invitees on or about the Premises. Tenant shall not be responsible for Hazardous Materials existing at the Building or in the Premises prior to the Commencement Date.

                  6.2.5 Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right to enter the Premises or to have consultants enter the Premises throughout the term of this Lease for the purpose of determining: (1) whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances, and policies including those pertaining to the environmental condition of the Premises, (2) whether Tenant has complied with this Section 6, and (3) the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials, or to remove Hazardous Materials. Tenant agrees to provide access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the term of this Lease. If Hazardous Materials are determined to be on or about the Premises in a manner inconsistent with this Article 6 due to Tenant's acts or omissions or due to the acts or omissions those claiming by or though Tenant, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. If such consultants determine that the Premises are contaminated with Hazardous Materials introduced in, on or near to the Building by Tenant or those claiming by or through Tenant, Tenant shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Landlord and any applicable governmental agencies. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

                  6.2.6 Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of Hazardous Materials introduced in, on or near to the Building by


                                        8





              Tenant or those claiming by or through Tenant, and in a condition which complies with all governmental statutes, ordinances, regulations and policies, recommendations of consultants hired by Landlord, and such other reasonable requirements as may be imposed by Landlord.

                  6.2.7 Tenant's  obligations under this Article 6 shall survive termination of this Lease.

                  7. LATE CHARGES.  Tenant hereby acknowledges that late payment to Landlord of Rent, Additional Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent, Additional Rent or other sum due from Tenant is not received by Landlord or Landlord's designated agent within five (5) days of the date when due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount, plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted hereunder.

                  8.   REPAIRS AND MAINTENANCE.

                  8.1  Landlord's  Obligation.  Landlord  agrees to keep in good repair, at its expense, the structural portions of the roof, foundations, and exterior walls of the Building and underground utility  and  sewer  pipes  outside  the  exterior  walls  of  the
              Building,  if  any,  except  repairs  rendered  necessary  by  the negligence  of Tenant,  or  Tenant's  employees,  guests,  agents, customers, independent contractors or invitees, the repair of which shall be paid for by Tenant within ten (10) days of Landlord's written demand, except as covered by the waiver of subrogation referenced in Section 19 hereof. Landlord also agrees to keep in good condition and repair and perform the periodic maintenance of the Common Areas, the Outside Area, as defined in
              Section 10.1.3, the Building systems (including, without limitation, the HVAC, electrical and plumbing systems), glass and exterior doors, and the roof membrane, at a cost to be paid by Tenant pursuant to Article 10. Landlord shall be under no obligation to inspect the interior of the Building. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair.

                  8.2 Tenant's Obligations. Tenant accepts the Premises in their present condition subject to the completion of Landlord's Work and as suited for the uses intended by Tenant. Tenant shall,


                                        9





              throughout the initial term of this Lease and any renewals thereof, at its expense, maintain the Premises in substantially the same condition they were in on the Commencement Date, except those repairs expressly required to be made by Landlord. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in as good condition and repair as when first received, normal wear and tear, damage by storm, fire, lightning, earthquake or other casualty and eminent domain excepted. Tenant hereby waives any law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under the Lease.

                  9.   UTILITIES AND SERVICES.

                  9.1 Utility Bills.  Tenant shall promptly pay to the supplying utility all electricity, fuel, phone, light, heat, electric power and other utility bills for the Premises which are currently separately metered. If Tenant does not pay these bills, Landlord may pay them and such payment shall be added to the Rent. Tenant will be billed its Proportionate Share for Common Area electric and HVAC. Tenant will also pay its Proportionate Share for all water, sewer and gas supplied to the Property.

                  9.2 Disclaimer. Except in the case of Landlord's gross negligence, Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident, strike, or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises or the Building.

                  9.3 Heat Producing Equipment.  Before installing any equipment or lights which generate an undue amount of heat in the Premises or if Tenant plans to use any high-power usage equipment in the Premises, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay the costs to Landlord for installation of supplementary air conditioning capacity or electrical systems necessitated by such equipment. In addition, Tenant shall, in advance, on the first day of each month during the Lease term, pay Landlord the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such high-power usage


                                       10





              equipment and the cost of operation and maintenance of supplementary air conditioning units necessitated by Tenant's use of any equipment which generates an undue amount of heat. Landlord shall be entitled to install and operate at Tenant's cost, a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning systems resulting from Tenant's heat generating or high-power equipment usage, and after-hours service requirements. At Landlord's option, Landlord may require Tenant to remove, at Tenant's expense, any such electrical systems or supplementary air conditioning system upon termination of the Lease, and Tenant shall repair any damage to the Premises or the Building caused by such removal.

                  10.  ADJUSTMENTS.

                  10.1 Definition. In addition to the rent, and as additional rent ("Additional Rent"), Tenant shall pay to Landlord the applicable Tenant's Proportionate Share of the total cost of the following items, it being the parties intention that Tenant's occupancy hereunder be on an absolutely net basis to Landlord:

                  10.1.1 All Property Taxes.  "Property  Taxes" shall be defined to include any form of assessment, license, fee, rent, tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by an authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Premises or the Building or any part thereof or the Rent and other sums payable hereunder by Tenant, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises or the Building or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises or the Building; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises or the Building whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area.

                  10.1.2 All insurance premiums for the Property. Such insurance premiums shall include all insurance premiums for fire ("All-Risk"), extended coverage, public liability, and other insurance which Landlord reasonably deems necessary;

                  10.1.3 All reasonable costs to operate, maintain, clean, repair, replace, supervise, insure and administer the Property including, without limitation, the Building, the Common Areas and the areas outside the Building including, but not limited to,


                                       11





              parking areas, landscaping, sidewalks, signage, and the Building roof membrane("Outside Areas"), and the Building systems (including HVAC, electrical and plumbing). Provided, however, that any of such expenses and costs which would be deemed capital improvements in accordance with GAAP shall be amortized over their useful life in accordance with 10.1.7.

                  10.1.4 Any parking charges or other costs levied,  assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or insurer in connection with the use or occupancy of the Premises or the common areas of the Building;

                  10.1.5 Cost incurred by Landlord for electricity,  fuel, water and sewer use charges, and all other utilities supplied to the Property, and fees for any public services rendered to the Property, except for those actually paid or reimbursed to Landlord by tenants of the Property.

                  10.1.6 Any reasonable  property  management fees not to exceed fees charged typically in other similar office buildings in the Westborough, Massachusetts area, and reasonable administrative costs, including, but not limited to, the cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the Property and the Building, and any reasonable costs incurred in connection with employing a tax advisory service to obtain an abatement of Property Taxes or to appeal the valuation of the Building and/or real property on which it is situated; and

                  10.1.7 Amortization over its useful life of any energy management system or other capital improvements installed by Landlord, adding thereto a reasonable interest factor (taking into account the rate then being charged by institutional lenders for loans to finance the item over its useful life) on the unamortized portion of the improvement.

                  Notwithstanding  the foregoing,  the following  items shall be excluded from those items which Landlord shall be entitled to charge Tenant its Proportionate Share under this Article 10:

                  Salaries, wages, benefits and other expenses of administrative employees and other persons not involved in the daily operations of the Building (but charges for periodic, not daily, maintenance personnel shall be included as chargeable expenses); principal, interest or other charges relating to indebtedness secured by a mortgage covering any portion of the Building or the Land; capital expenditures for effecting any expansion of the rentable area of the Building; expenses relative to any utility or other service used or consumed in the premises leased to any tenant or occupant, but only if Tenant's use or consumption of such utility or other services is separately metered or submetered at the Premises;


                                       12





              expenses relative to efforts to lease portions of the Building or to procure new tenants for the Building, including advertising expenses, leasing commissions and attorney's fees; negotiations or disputes with any tenant of the Building; Landlord's general overhead costs not directly related to the management or operations of the Building; depreciation of the Building; repairs and replacements arising out of a fire or other casualty or an exercise of the eminent domain of the Building except that insurance deductibles payable shall be properly chargeable; Landlord's breach or violation of a law, lease or other obligation (unless resulting from a Tenant breach of this Lease), including fines, penalties and attorneys' fees, compensation paid to employees or other persons in connection with commercial concessions operated by Landlord; fees for licenses, permits or inspections that are not part of routine maintenance of the Building or result from the act or negligence of Landlord or any other tenant of the Building; environmental testing, remediation and compliance relating to Hazardous Materials existing at the Building prior to the Commencement Date hereof; compliance by Landlord with laws existing as of the date of this Lease, including without limitation the Americans with Disabilities Act and the regulations and standards thereunder, except to the extent provided due to the specific nature of Tenant's occupancy (as opposed to general office use); sculptures, paintings and other works of art; repairs necessary to cure defects in the construction of any structural portion or component of the Building; any items with respect to which Landlord actually receives reimbursement from insurance proceeds or from a third party.

                  10.2 Monthly  Payments.  Upon the  commencement of this Lease,
              Landlord shall submit to Tenant a good faith estimate of monthly Adjustments for the period between the Commencement Date and the following January 1, and Tenant shall pay these estimated Adjustments as additional rent ("Additional Rent") on a monthly basis concurrently with the payment of the Rent. Tenant shall continue to make such monthly payments for every month of the term until notified by Landlord of any change therein. By March 1 of each year, Landlord shall provide to Tenant a statement showing the total Adjustments for the prior calendar year, prorated from the Commencement Date of this Lease during the first year. If the total monthly payments which Tenant has made for the prior calendar year (or portion thereof during which this Lease was in effect) is less than the actual Adjustments chargeable to Tenant, then Tenant shall pay the difference in a lump sum within fifteen
              (15) days after receipt of such statement from Landlord. Any overpayment by Tenant shall be credited towards the Adjustments next due. The actual Adjustments for the prior year shall be used for purposes of calculating the estimated monthly Adjustments for the current year with actual determination of such Adjustments occurring after the end of each calendar year, except that in any year in which resurfacing of the common parking area or major roof repairs are planned, Landlord may include in the manner specified in Section 10.1 hereof the estimated cost of such work in the estimated


                                       13





              monthly Adjustments. Even though the term of this Lease has expired and Tenant has vacated the Premises, when the final determination is made of Adjustments for the year in which this Lease terminates, Tenant shall immediately pay any increase over the estimated Adjustments previously paid and, conversely, any overpayment shall be immediately returned by Landlord to Tenant. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Adjustments as herein provided; however, Landlord shall not enforce its remedies against Tenant for nonpayment of Adjustments unless statements as called for herein have been supplied to Tenant.

                  11. PERSONAL PROPERTY TAXES.  Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term of this Lease upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other trade fixtures and personal property located on the Premises. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixture, and any other personal property and trade fixtures shall be assessed and taxed with Property Taxes, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property but such taxes attributable to Tenant's property shall not be included in the Adjustment under Section 10.1.1.

                  12. LIABILITY  INSURANCE.  Tenant shall, at Tenant's  expense, obtain and keep in force during the term of this Lease a policy of comprehensive general liability insurance including personal injury liability, contractual liability, products and completed operations liability and liquor liability (if applicable), insuring Tenant against liability arising out of the use and occupancy of the Premises and naming Landlord as an additional insured. Such insurance shall be in the amount of not less than Two Million and no/100ths Dollars ($2,000,000.00) for bodily injury and property damage for any one accident or occurrence or in the aggregate. Fire legal liability insurance in an amount of not less than Fifty Thousand and no/100ths Dollars ($50,000.00) shall also be obtained and kept in force during the term of this Lease at Tenant's expense. The limit of any of such insurance shall not limit the liability of Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that Landlord is named as an additional insured. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant within ten (10) days of written demand. All insurance required to be obtained by Tenant hereunder shall be issued by companies reasonably acceptable to Landlord. Tenant shall deliver to Landlord certified copies of policies or, at Landlord's discretion, certificates of liability insurance required herein with loss payable clauses satisfactory to Landlord prior to the Commencement


                                       14





              Date. Any deductible under such insurance policy in excess of Two Thousand Five Hundred and no/100ths Dollars ($2,500.00) must be approved by Landlord in writing prior to issuance of such policy. No policy shall be cancellable or subject to reduction of coverage except upon twenty (20) days' prior written notice to Landlord. All such policies shall name Landlord and its agents as additional insureds (except with respect to loss of rents for which Landlord shall be named as "loss payee"), shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry, and shall be written with an insurance carrier satisfactory to Landlord. From time to time, as Landlord deems necessary, the insurance coverage and limits of such coverage required hereunder will be reviewed by Landlord, and Tenant will be notified of any revisions or increases thereto reasonably required by Landlord. Tenant shall obtain any revised or increased coverage required by Landlord within thirty (30) days of any such notification from Landlord.

                  13. FIRE  INSURANCE - FIXTURES  AND  EQUIPMENT.  Tenant  shall maintain in full force and effect on all trade fixtures and equipment and other personal property on the Premises, a policy of all risk property insurance covering the full replacement value of such property. During the term of this Lease, the proceeds from any such policy of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with certificate of insurance evidencing that the requirements set forth herein are in full force and effect. Any deductible in excess of Two Thousand Five Hundred and no/100ths Dollars ($2,500.00) under such insurance must be approved in writing by Landlord prior to issuance of such policy. Tenant shall provide Landlord with notice of loss or damage to property within forty-eight (48) hours after such loss or damage occurs. Tenant shall provide and keep in force with companies satisfactory to Landlord, business interruption and/or loss of rental insurance in an amount equivalent to twelve (12) months Rent and Additional Rent which shall not contain a deductible greater than One Thousand Dollars ($1,000.00). Tenant shall furnish Landlord with certificate of such insurance naming Landlord as an additional insured. No policy shall be cancelable or subject to reduction of coverage except upon twenty (20) days' prior written notice to Landlord. Landlord agrees during the Term of this Lease to maintain fire and extended casualty insurance, insuring 100% of the insurable replacement value of the Building (exclusive of land and foundations).

                  14.  DESTRUCTION AND DAMAGE.



                                       15





                  14.1 Casualty Damage - Insured.  If the Building is damaged by fire or other perils the following provisions shall apply:

                  14.1.1 Total Destruction. In the event of total destruction of the Building, Landlord shall elect either to promptly commence repair and restoration of the Building and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect, or not to repair or restore the Building, in which event this Lease shall terminate. In either case, Landlord shall give Tenant written notice of its intention within sixty (60) days after the occurrence of such destruction. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such total destruction. In the event (i) such total destruction occurs during the final year of the Lease Term or (ii) such repair or restoration is not completed within 180 days of the destruction, Tenant shall have the option to terminate this Lease by written notice to Landlord in which event this Lease shall terminate unless Landlord substantially completes the restoration within thirty (30) days of such notice in which event this Lease shall continue in full force and effect.

                  14.1.2 Partial Destruction. In the event of a partial destruction of the Building to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building may be repaired or restored within one hundred eighty (180) days from the date of such destruction and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect; or if such repair and restoration requires longer than one hundred eighty (180) days or the cost thereof exceeds twenty-five percent (25%) of the full insurable value thereof or if the insurance proceeds payable to Landlord will not be sufficient to cover such cost, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair, reconstruct or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty
              (60) days after the destruction occurs. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such partial destruction. If Landlord elects to restore the Building but fails to substantially complete the Building within one hundred eighty (180) days of such partial destruction, Tenant shall have the right to terminate this Lease by written notice to Landlord in which event this Lease shall terminate thirty (30) days thereafter unless the Building is substantially completed within such thirty (30) days in which event the Lease shall continue in full force and effect.

                  14.2 Release. Upon any termination of this Lease under any of the provisions of this article, the parties shall be released


                                       16





              thereby without further obligation to the other from the date of the damage or destruction, except for items which accrued prior to the date of such fire or other casualty and are then unpaid.

                  14.3  Rent  Abatement.  In  the  event  of  total  or  partial destruction as herein provided, the monthly installments of Rent, Additional Rent and all other charges due hereunder shall be abated proportionately in the ratio which the Tenant's use of the Premises is impaired from the date of such destruction until such repair, reconstruction or restoration is completed or the lease terminated as allowed hereunder; provided, however, if the damage is due, directly or indirectly, to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there shall be no abatement of Rent, except to the extent Landlord receives proceeds from any applicable insurance policy of Tenant to compensate Landlord for loss of Rent. Tenant shall not be entitled to any compensation or damages for loss of use of the whole or any part of said Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

                  14.4  Delay.  Tenant  shall  not be  released  from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this article. Notwithstanding anything to the contrary contained in this article, if Landlord has elected to repair and restore the Premises and is thereafter delayed or prevented from repairing or restoring the Premises within nine (9) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and, Tenant shall be released from its obligations under this Lease if Tenant notifies Landlord at the end of such nine(9) month period of Tenant's desire to terminate this Lease and if Landlord fails to substantially complete the repairs, or restoration within sixty (60) days thereafter, this Lease shall terminate at the expiration of such sixty (60) day period. If such repairs and restoration are substantially completed within such sixty (60) day period, this Lease shall continue in full force and effect.

                  14.5 Uninsured Damage. If damage in excess of 25% of the insurable value of the Building is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

                  14.6 Repair Obligation.  If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only those portions of the Building and Premises which were originally provided at Landlord's expense; and the


                                       17





              repair  and   restoration  of  areas  or  items  not  provided  at
              Landlord's expense shall be the obligation of Tenant.

                  14.7 End of Term.  Notwithstanding  anything  to the  contrary contained in this article, Landlord may elect to terminate this Lease in the event of damage in excess of ten percent (10%) of the insurable value of the Building to the Building or the Premises occurring during the last (12) months of the Lease or any extension thereof; and Landlord shall not have any obligation to repair or restore the Premises or the Building during the last twelve (12) months of this Lease or any extension thereof.

                  14.8 Waiver. Any provisions of any state law which permit termination of a lease upon destruction of the leased premises, are hereby waived by Tenant; and the provisions of this article shall govern in case of such destruction.

                  15. ALTERATIONS AND ADDITIONS: REMOVAL OF FIXTURES. Tenant shall not make or allow to be made any alterations, additions or improvements to or on the Premises without first obtaining the written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Any such alterations, additions or improvements made, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting furniture and trade fixtures, shall be made at Tenant's sole expense, according to plans and specifications approved in writing by Landlord, in compliance with all applicable laws, by a licensed contractor, and in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Lease Commencement Date, shall not diminish the value of the Building or the Premises and shall at once become a part of the realty and shall be surrendered with the Premises unless otherwise agreed in writing with Landlord at the time consent is given. Upon the expiration or sooner termination of the term hereof, Tenant shall, at Tenant's sole expense, with due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed at the time Landlord consented to the installation of the alterations, additions or improvements, and repair any damage to the Premises caused by such removal. Tenant shall remove all of its property and trade fixtures at the termination of this Lease, either by expiration of the term or other cause, and shall repair any damage to the Premises or Building resulting from such removal. If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of this Lease or when Landlord has the right of re-entry, Landlord may, in accordance with the provisions of applicable statutes governing commercial landlord and tenant matters (including requirements of notice to Tenant), remove and store such property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option,


                                       18





              sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

                  16. ACCEPTANCE OF PREMISES. Unless Landlord has expressly agreed in this Lease to perform certain tenant improvement work in the Premises, Tenant shall be deemed to have accepted the Premises on the Lease Commencement Date in their "as is" condition. If this Lease is entered into prior to the completion of construction of the Building, or if tenant improvements are to be constructed by Landlord in the premises, the acceptance of the Premises by Tenant shall be deferred until receipt by the Tenant of an architect's certificate of readiness certifying that the Premises are ready for occupancy. Within five (5) days after the architect gives such notice, Tenant shall make such inspection of the Premises as Tenant deems appropriate, and, except as otherwise notified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Premises in their then condition. If, as a result of such inspection, Tenant discovers minor deviations or variations from the plans and specifications for Tenant's improvements of a nature commonly found on a "punch list" (as that term is used in the construction industry), Tenant shall promptly notify Landlord of such deviations. The existence of such punch list items shall not postpone the Lease Commencement Date of this Lease nor the obligation of Tenant to pay Rent, Additional Rent or any other charges due under this Lease but Landlord shall repair or complete such items within thirty (30) days of receipt of Tenant's "punch list" or such longer time as is reasonably needed to complete the same with due diligence.

                  17. TENANT  IMPROVEMENTS.  Except for the Landlord's  Work, as
              hereinafter defined, the Premises are being leased on an "as is" basis. Landlord agrees to provide an allowance of up to $52,308.00 ($3.00 per rentable square feet of space in the Premises (the "Allowance") for the acquisition and installation of the Leasehold Improvements to the Premises all as more specifically described in Exhibit LI attached hereto. Landlord agrees to construct at Tenant's expense (subject to Landlord's payment of the Allowance), the improvements to the Premises set forth in EXHIBIT B, attached hereto and incorporated herein by this reference. Disbursements of the Allowance will occur in the manner set forth in Exhibit LI attached hereto.



                                       19





                  Tenant agrees to reimburse Landlord for the Allowance actually expended by paying to Landlord on the first day of each month during the Term, as Additional Rent, the amount necessary to amortize fully the Allowance over the initial five (5) year Term plus annual interest thereon of ten percent (10.0%) per annum. In addition to the Allowance, Landlord agrees to build any demising walls which may be required and to make certain carpeting and wall finish/painting improvements to the Common Area (all finish work, materials selection and scope of work shall be at Landlord's sole discretion) (as defined in Exhibit LI, the "Landlord's Work"), as Landlord and Tenant mutually agree, prior to the commencement of the Term, at Landlord's cost. The Landlord's Work is included in the Base Rent and is not to be reimbursed by Tenant or included in the Adjustments due under Section 10.

                  18. ACCESS. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times and after reasonable notice to inspect the same; to show the Premises to prospective tenants (during the last nine months of the Term), or interested parties such as prospective lenders and purchasers; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within a reasonable time after written notice from Landlord; to post notices of nonresponsibility and similar notices and "For Sale" signs; and to place "For Lease" signs upon or adjacent to the Building or the Premises at any time within twelve (12) months of the expiration of the term of this Lease. In entering Tenant's Premises for the above-described purposes, Landlord agrees not to unreasonably interfere with Tenant's business activities in the Premises. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or a release of Tenant from the duty of observing and performing any of the provisions of this Lease. In exercising its right to enter the Premises under this Section, Landlord agrees to consider Tenant's reasonable business and security concerns.

                  19. WAIVER OF SUBROGATION. Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other (or any one claiming through or under them by way of subrogation or otherwise) for any loss or damage to the Building, the Premises, or property therein or for any business interruption or loss of rental income against which the waiving party is protected by insurance or required to be protected by insurance under this Lease, even if such loss or damage is caused by the fault or negligence of the other party, or any one for whom such party is responsible. Landlord and Tenant shall cause its insurance carrier(s) to consent to such waiver of all rights of subrogation against the other party. Upon either party's request


                                       20





              the other party shall provide a copy of any such insurance policies evidencing such a waiver of subrogation rights against the other party.

                  20. INDEMNIFICATION. To the extent not reimbursable by insurance, Tenant shall indemnify and hold harmless Landlord, its agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises, or the willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors or in or about the Building to the extent caused by Tenant's (or Tenant's agent, employees, or contractors) negligence or willful misconduct. This indemnification shall survive termination of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the sole negligence of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

                  21.  ASSIGNMENT AND SUBLETTING.

                  21.1 Landlord's  Consent.  Tenant shall not assign this Lease, or sublease all or any part of the Premises, or permit the use of the Premises by any party other than Tenant, without the prior written consent of Landlord. When Tenant requests Landlord's consent to such assignment or sublease, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide financial information including financial statements of the proposed assignee or subtenant. Tenant shall also provide Landlord with a copy of the proposed sublet or assignment agreement. Landlord shall have the option (to be exercised within thirty (30) days from the submission of Tenant's request) to cancel this Lease as of the commencement date stated in the proposed sublease (with respect to such portion of the Premises to be affected by such sublease) or assignment. If Landlord shall not exercise its option to cancel the Lease within the time set forth above, its consent to any proposed assignment or sublease shall not be unreasonably withheld, conditioned or delayed.

                  21.2 Criteria. In determining whether or not to grant its consent to a proposed sublet or assignment, Landlord shall be entitled to consider all reasonable criteria including, but not


                                       21





              limited to, the following: (i) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in a manner which, is in keeping with the then character and nature of all other tenancies in the Building,
              (ii) the use to be made of the Premises by the proposed subtenant or assignee does not conflict with any so-called "exclusive" use then in favor of any other tenant of the Building, and that such use would not be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable law, (iii) that the proposed subtenant or assignee is of at least equal or better financial worth and creditworthiness than Tenant as of the date of the request for sublease or assignment and that such assignee or subtenant does not impose a greater load upon the Premises and the Building services (such as elevator, janitorial and security services), than imposed by Tenant, (iv) that the sublease or assignment agreement requires payment of the rent and other amounts as required of Tenant hereunder with respect to the space being subleased or assigned which are in no event less than that being offered by Landlord for similar space in the Building under leases then being negotiated, and (v) that Tenant shall provide Landlord with reasonable proof of (i), (ii), (iii), and (iv), and (vi) Tenant is not in default hereunder beyond applicable cure periods, if any at the time it makes its request for such consent or at the time the assignment or sublet is to take effect.

                  21.3 Approved Subleases and Assignments.  If Landlord approves an assignment or sublease as herein provided, Tenant shall pay to Landlord, as additional rent due under this Lease, seventy five percent (75%) of the difference, if any, between the Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, and the rent and any additional rent payable by the assignee or subtenant to Tenant less reasonable costs incurred by Tenant in connection with reletting the portion of the Premises affected by such assignment or sublease including broker's commissions, attorney's fees, and Landlord's fees to be paid by Tenant incurred in connection with the giving of Landlord's consent as set forth below. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this section, and all subsequent assignments or subleases may be made only with the prior written consent of Landlord. An assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Any assignment or sublease without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord's reasonable fees incurred in connection with the processing of documents necessary to the giving of such consent.



                                       22





                  Notwithstanding  any  provision of this Lease to the contrary,
              Tenant shall have the right without the requirement of obtaining Landlord's consent but with the requirement of providing notice to Landlord of all facts reasonably requested Landlord for the purpose of determining the applicability of this Section, to (i) assign or transfer any or all interest of Tenant in this Lease or sublet all or any portion of the Premises to (1) any parent corporation of Tenant, (2) any subsidiary corporation of Tenant or of Tenant's parent corporation, but only for so long as such subsidiary corporation remains a consolidation or reorganization of Tenant or of Tenant's parent corporation with another corporation; provided in each case that the net worth of the resulting corporation equals or exceeds that of Tenant as of the date hereof; or (ii) transfer or issues share of stock in Tenant on any national securities exchange; or (iii) assign or transfer its interest in this Lease to any entity (the "Acquiring Entity") which purchases as a going concern, the business operations of Tenant which occupy the Premises, provided that the net worth of the Acquiring Entity equals or exceeds that of Tenant as of the date hereof.


                  22. ADVERTISING.  Tenant shall not display any sign, graphics, notice, picture, or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible from anywhere outside the Building or at the entrance to the Premises without first obtaining Landlord's written consent hereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant will maintain the sign in good condition and remove the same at Tenant's expense upon the expiration or sooner termination of this Lease. Tenant shall repair any damage to the Premises or the Building caused by such removal. Landlord will place, at Landlord's sole cost and expense, Tenant's name on the existing free standing road directional sign for the Building. Any additional monument signage will be at Tenant's sole cost and expense and only after Landlord consents thereto.

                  23. LIENS.  Tenant shall keep the Premises free from any liens arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released or record by payment or posting of the proper bond acceptable to Landlord within twenty (20) days after the earlier of receipt of notice of imposition of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien, at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before commencement of any such work.


                                       23





              If Tenant  fails to remove any lien within the  prescribed  twenty
              (20) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the maximum rate of interest permitted by law.

                  24.  DEFAULT.

                  24.1  Tenant's Default.   A default under this Lease by Tenant
              shall exist if any of the following occurs:

                  24.1.1 If Tenant  fails to pay  Rent,  Additional  Rent or any other sum required to be paid hereunder after written notice from Landlord that such sums are due and Tenant fails to cure such breach within ten (10) days of receipt of such notice; or

                  24.1.2 If  Tenant  fails to  perform  any  term,  covenant  or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within thirty (30) days after written notice from Landlord where such breach could reasonably be cured within such thirty (30) day period; provided, however, that where such failure could not reasonably be cured within the thirty (30) day period, that Tenant shall not be in default if it commences such performance within the thirty (30) day period and diligently thereafter prosecutes the same to completion; and

                  24.1.3 If Tenant assigns its assets for the benefit of its creditors; or

                  24.1.4 If the  sequestration  or attachment of or execution on any material part of Tenant's personal property essential to the conduct of Tenant's business occurs, and Tenant fails to obtain a return or release of such personal property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                  24.1.5 If a court  makes or enters any  decree or order  other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent, or approving as properly filed a petition seeking reorganization of Tenant, or directing the winding up or liquidation of Tenant, and such decree or order shall have continued for a period of thirty (30) days.

                  24.1.6 The  chronic  delinquency  by Tenant in the  payment of monthly Rent, or any other periodic payments required to be paid by Tenant under this Lease, shall constitute a default. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other periodic payments required to be paid by Tenant under this Lease within five (5) days after written notice thereof for any three (3)


                                       24





              months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a chronic delinquency, at Landlord's option, Landlord shall have the additional right to require that monthly Rent be paid by Tenant quarter-annually, in advance.

                  24.2 Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                  24.2.1 Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent, Additional Rent and other charges when due.

                  24.2.2 Landlord may terminate  Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. On the giving of the notice, all of Tenant's rights in the Premises, shall terminate. Upon such termination, Tenant shall surrender and vacate the Premises in the condition required by Section 26, and Landlord may re-enter and take possession of the Premises in accordance with Massachusetts law and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this section shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or Rent, Additional Rent or other sum previously accrued or then accruing against Tenant. Upon such termination Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's personal property and store same at Tenant's cost and to recover from Tenant as damages:

                           (a) The  worth at the time of award of  unpaid  Rent,
              Additional Rent and other sums due and payable which had been earned at the time of termination; plus

                           (b) The  worth at the time of award of the  amount by
              which the unpaid Rent, Additional Rent and other sums due and


                                       25





              payable which would have been payable after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus

                           (c) The  worth at the time of award of the  amount by
              which the unpaid Rent, Additional Rent and other sums due and payable for the balance or the term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus

                           (d) Any other amount necessary which is to compensate
              Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom including, without limitation, any reasonable costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                           (e) At  Landlord's  election,  such other  amounts in
              addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State in which the Premises is located.

                           The  "worth  at the  time of  award"  of the  amounts
              referred to in Sections 24.2.2(a) and (b) is computed by allowing interest at the maximum interest rate allowed by law on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Section 24.2.2(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under any present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                  24.2.3 Landlord may, with or without terminating this Lease but in accordance with all applicable laws, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

                  25. SUBORDINATION.  Subject to the nondisturbance  language in the following paragraph, Tenant will, upon request of Landlord in writing, subordinate its rights hereunder to the lien of any mortgage, deed of trust, ground lease or underlying lease now or


                                       26





              hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof. Tenant shall execute and return to Landlord any such subordination documents within fifteen (15) days of Landlord's written request provided such lender or lessor agrees, using their standard form therefor, to recognize Tenant under this Lease and not to disturb Tenant's possession, provided Tenant is not in default beyond applicable grace periods, if any, under this Lease. The Landlord represents that there is no mortgage presently encumbering the Property.

                           In  the  event  any   proceedings   are  brought  for
              foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, Tenant shall attorn to the purchaser at any such foreclosure, or to the grantee of a deed in lieu of foreclosure, and recognize such purchaser or grantee as the Landlord under this Lease provided such purchaser or grantee agrees to recognize Tenant under this Lease and not to disturb Tenant's possession, provided Tenant is not in default beyond applicable grace periods, if any, under this Lease.

                           The  provisions  of  this  article  to  the  contrary
              notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

                  26. SURRENDER OF POSSESSION. Upon expiration of the term of this Lease, Tenant shall promptly and peacefully surrender the Premises to Landlord in substantially the same condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and tear, damage by fire or other casualty and eminent domain excepted. If the Premises are not surrendered in accordance with the terms of this Lease, Tenant shall indemnify Landlord and its agents, employees, independent contractors, officers, directors, partners, and shareholders against any loss or liability including reasonable attorneys' fees and costs, and including liability to succeeding tenants, resulting from delay by Tenant in so surrendering the Premises. This indemnification shall survive termination of this Lease.

                  27. NON-WAIVER. Waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition(s); or any subsequent breach of the same or any other term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

                  28. HOLDOVER.  If Tenant shall, without the written consent of
              Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy, which


                                       27





              tenancy may be terminated as provided by applicable state law. During such tenancy, Tenant agrees to (a) pay to Landlord, each month, the greater of the fair market rental value for the Premises or one hundred fifty percent (150%) of the Rent and Additional Rent payable by Tenant for the last month of the term of this Lease and (b) be bound by all of the terms, covenants and conditions herein specified, so far as applicable.

                  29.  CONDEMNATION.

                  29.1 Substantial Taking. If twenty (20) percent or more of the
              Premises or of such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain or sale under threat of condemnation by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority, and all Rent, Additional Rent, and other payments shall be paid to that date.

                  29.2 Partial  Taking.  In case of a taking of less than twenty percent (20%) of the Premises, or a portion of the Building not required for the reasonable use of the Premises, this Lease shall continue in full force and effect, and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such reduction to be effective as of the date title to such portion vests in the condemning authority.

                  29.3 Awards and Damages. Landlord reserves all rights to damages to the Premises for any partial or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss which Tenant may incur for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest), provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

                  30. NOTICES.  All notices and demands which may be required or permitted to be given to either party hereunder shall be in writing, and shall be sent by United States mail, postage prepaid to the addresses set out in Section 1.5, and to such other person or place as each party may from time to time designate in a notice to the other. Notice shall be deemed given upon the earlier of actual receipt or seventy-two (72) hours after deposit in the United States mail, postage prepaid.

                  31. MORTGAGEE PROTECTION. Tenant agrees to give any mortgagee(s) and/or trust deed holder(s), by registered mail, a copy of any notice of default served upon the Landlord, provided


                                       28





              that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee(s) and/or trust deed holder(s) shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such default
              (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                  32. COSTS AND  ATTORNEYS'  FEES.  If Tenant or Landlord  shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder, or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees in such suit, at trial and on appeal, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

                  33. BROKERS.  Tenant  represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Fallon, Hines & O'Connor in the negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims, and losses, including reasonable attorneys' fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease. Landlord shall be responsible for paying any brokerage commission due to Fallon, Hines & O'Connor.

                  34. LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not for the purpose of binding Landlord personally or the assets of Landlord but are made and intended to bind only the Landlord's interest in the Premises and Building, as the same may, from time to time, be encumbered and no personal liability shall at any time be asserted or enforceable against Landlord or its stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.



                                       29





                  35. ESTOPPEL  CERTIFICATES.  Tenant shall,  from time to time, within fifteen (15) days of Landlord's written request, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date this Lease was executed and the date it expires; the date Tenant entered into occupancy of the Premises; the amount of Rent, Additional Rent and other charges due hereunder and the date to which such amounts have been paid; that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by the Landlord have been satisfied (or specifying any such conditions that have not been satisfied); that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or specifying any such contributions that have not been received); that on this date there are no existing defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord; that no Rent has been paid more than one (1) month in advance; that no security has been deposited with Landlord (or, if so, the amount thereof); or any other matters evidencing the status of the Lease, as may be reasonably required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage against the Building, or a purchaser of the Building. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant fails to respond within fifteen (15) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

                  36. FINANCIAL STATEMENTS. Within five (5) days after Landlord's request, Tenant shall deliver to Landlord the most recently publicly reported quarterly statements of Tenant, and financial statements of the two (2) years prior to the most recently publicly reported quarterly financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

                  37. TRANSFER OF LANDLORDS INTEREST. In the event of any transfer(s) of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer (except the obligation to return the security


                                       30





              deposit unless actually delivered to the transferee), and Tenant agrees to attorn to the transferee.

                  38. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money, other than Rent and Additional Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten
              (10) days after receipt of written notice, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent. All sums paid by Landlord and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant on the next day after such payment by Landlord, together with interest thereon at the maximum rate of interest permitted by law from such date to the date of payment thereof, by Tenant to Landlord, plus collection costs and attorneys' fees.

                  39. SALES AND AUCTIONS. Tenant may not display or sell merchandise outside the exterior walls of the Building and may not use such areas for storage. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises an advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

                  40. NO ACCESS TO ROOF. Tenant shall have no right of access to the roof of the Building and shall not install, repair or replace any aerial, fan, air conditioner or other device on the roof of the Building without the prior written consent of Landlord. Any aerial, fan, air conditioner or device installed with such written consent shall be maintained by Tenant in good condition and shall be subject to removal by Landlord, at Tenant's expense, without notice, at any time. Tenant shall also be responsible for reimbursing Landlord for any repairs and restoration to the roof or Building resulting from the installation or removal of such items on the roof.

                  41. SECURITY. Tenant hereby agrees to the exercise by Landlord and its agents and employees, within their sole but reasonable discretion, of such security measures as, but not limited to, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause or for drill purposes, the denial of any access to the Building and


                                       31





              other similarly related actions that it deems reasonably necessary to prevent any threat of property damage or bodily injury. The exercise of such reasonable security measures by Landlord, its beneficiaries and their agents and employees, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord, its beneficiaries and their agents and employees, liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.

                  42. AUTHORITY OF TENANT. If Tenant is a corporation or partnership, the corporation warrants and represents that each individual executing this Lease on behalf of said corporation or partnership is duly authorized to execute and deliver this Lease on behalf of said corporation or partnership, and that this Lease is binding upon said corporation or partnership.

                  43. NO ACCORD OR SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Lease.

                  44. MODIFICATIONS FOR LENDER. If in connection with obtaining financing for the Building or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay, or defer its consent to such modification provided such modifications do not materially adversely affect Tenant's rights hereunder or materially reduce the obligations of Landlord hereunder.

                  45. PARKING. Tenant shall have the right to use, in common with others entitled to the use thereof, at least 70 parking spaces in the parking facilities on the Premises upon such terms and conditions as are reasonably established by Landlord at any time during the term of this Lease. Landlord shall have the right, in its sole discretion, to reconfigure the parking area and modify the existing ingress to and egress from the parking area as
              Landlord shall deem appropriate; provided only that such reconfiguration or modification shall not prevent on a permanent basis the practical use of parking available to Tenant and Tenant's guests.

                  46. EXTERIOR SIGNS. Tenant shall place no signs upon the outside walls or roof of the Building or elsewhere on the Premises except with the prior written consent of the Landlord. Any and all signs placed on or about the Premises or the Building by Tenant


                                       32





              shall comply with Landlord's rules and regulations governing such signs, and all governmental laws and Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of such signs. Tenant shall remove any of its signs upon the termination of this Lease and repair any damage caused by the sign installation or removal and, if Tenant fails to do so, Landlord shall have the right to remove the signs and make such repairs at Tenant's expense. Notwithstanding the foregoing, signage will be provided at the entrance of the 117 Flanders Road property at the location where other Building tenants have directional signage. Such signage is to be consistent with the other signage at the Metrowest Business Park. Landlord will provide nonexclusive signage for Tenant, in a design suitable to Landlord in its sole discretion, on the monument signage now existing outside the Building.

                  47. RULES AND  REGULATIONS.  Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and parking and other common areas. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant.

                  48.      GENERAL PROVISIONS.

                  48.1 Acceptance. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

                  48.2 Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

                  48.3 Marginal Headings,  Etc. The marginal headings,  Table of
              Contents, lease summary sheet and titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  48.4 Choice of Law. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

                  48.5 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, inure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  48.6 Recordation. Neither Landlord nor Tenant shall record this Lease, but Landlord and Tenant agree to execute a short-form memorandum hereof which may be recorded at the request of either party.

                  48.7 Quiet Possession.  Upon Tenant's paying the rent reserved hereunder and observing and performing all of the


                                       33





              covenants,  conditions  and  provisions  on  Tenant's  part  to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

                  48.8 Inability to Perform.  This Lease and the  obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

                  48.9 Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision(s) shall remain in full force and effect.

                  48.10 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

                  48.11  Entire  Agreement.   This  Lease  contains  the  entire
              agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

                  48.12 Exhibits. All exhibits and addenda attached hereto are incorporated herein by this reference.


                  IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

                                          LANDLORD:

              Witness: AETNA REAL ESTATE ASSOCIATES, L.P., a Delaware limited partnership

                                          By: Aetna/AREA Corp., its
                                              general partner


              /s/ Angela Migliore         By: /s/ Illegible
              --------------------            -------------------------
                                          Its Vice President
                                              -------------------------



                                       34





                                          TENANT:

              Attest:                     NATIONAL TRANSACTION NETWORK, INC.,
                                          a Delaware corporation


              /s/ Illegible               By: /s/ Milton A. Alpern
              ------------------             ---------------------------
                                          Its Milton A. Alpern
                                              Vice President of Finance



                                       35





                                    EXHIBIT A

                                  THE PREMISES

                                (to be attached)



                                       36





                                    EXHIBIT B

                             (Attach Approved Plans)



                                       37





                                    EXHIBIT C

                          COMMENCEMENT DATE MEMORANDUM



LANDLORD:       Aetna Real Estate Associates, L.P.


TENANT:         National Transaction Network, Inc.

LEASE DATE:     November 8, 1996

PREMISES:       Approximately  17,436  rentable  square  feet on the first (1st)
                floor of the Building commonly known as 117 Flanders Road, Westborough, Massachusetts, as more particularly described in
                Section 1.1 of the Lease.

     The Commencement Date of the above referenced lease is hereby established as ________________, 1997.

                                          LANDLORD:

              Witness: AETNA REAL ESTATE ASSOCIATES, L.P., a Delaware limited partnership

                                          By:  Aetna/AREA Corp., its
                                               general partner

                  /s/ Illegible                   /s/ Illegible
              _________________________   By:______________________________

                                          Its Vice President



                                          TENANT;

              Attest:                     NATIONAL TRANSACTION NETWORK, INC.
                                          a Delaware corporation

                 /s/ Illegible
              _________________________   By: /s/ Milton A. Alpern
                                              --------------------------
                                          Its Vice President of Finance


                                       38





State: Connecticut
County: Hartford_                                             February 19, 1997

    Then personally appeared before me the above namedJames M. Fishman, of Aetna/AREA Corp., as General Partner of AETNA REAL ESTATE ASSOCIATES, L.P., a Delaware limited partnership, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Aetna/Area Corp.

                                             /s/ Marsha S. McConaughy
                                          -----------------------------------
                                          Notary Public
                                          My commission expires: April 30, 2000



State: Massachusetts
County: Worcester                                      Feburary 12, 1997

    Then personally appeared before me the above named Milton A. Alpern
________________,   of  NATIONAL  TRANSACTION  NETWORK,   INC.,  a
Delaware corporation, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of National Transaction Network, Inc.

                                        /s/ Illegible
                                       -----------------------------------
                                       Notary Public
                                       My commission expires: March 11, 1999